Exhibit 99.1

Ispire Technology Inc. Names Jim McCormick as CFO; Upgrades Global Executive Leadership to Drive Company’s Expansion

LOS ANGELES, May 20, 2024 – Ispire Technology Inc. (“Ispire” or the “Company”) (NASDAQ: ISPR), a leader in the development and commercialization of vaping technology and precision dosing, announced that Jim McCormick has been appointed Chief Financial Officer. The Company also announced the appointments of: John Patterson as Senior Vice President of International Nicotine; Dennis Lider as Senior Vice President of Cannabis Product Sales; and David Hessler as Senior Vice President of Operations.

“We’re thrilled to announce this significant talent upgrade at Ispire as we gear up for rapid expansion both domestically and internationally,” said Ispire’s Co-Chief Executive Officer Michael Wang. “We are delighted to welcome Jim, John, David and Dennis aboard as valuable additions to our team. These strategic moves underscore our commitment to driving innovation and our growth as we grow globally.”

Wang added, “Jim embodies dynamism in executive leadership, with a remarkable career spearheading financial and business operations worldwide. As we drive Ispire’s mission of being a worldwide leader in R&D, design, commercialization, manufacturing, sales, marketing and distribution for branded and ODM solutions for the e global vaping and cannabis industries, Jim brings a unique fusion of entrepreneurial zeal and operational prowess essential for scaling our business.”

“As someone who has admired Ispire’s dedication to client value over the years, I look forward to collaborating with Michael and the executive team to further enhance Ispire’s achievements not only in the U.S. but also in diverse markets worldwide,” said Ispire CFO Jim McCormick.

Chief Financial Officer Jim McCormick

Jim McCormick brings more than three decades of diverse leadership experience to his new role. He started his career in public accounting with KPMG Peat Marwick in 1989, transitioning to consumer goods with Mid-America Pepsi-Cola and later joining British American Tobacco’s (BAT) associate company Brown & Williamson Tobacco in 1992. More than a dozen years at BAT, he held various international general management and CFO positions across Europe, South America, Southeast Asia, Sub-Saharan Africa, and Northern Africa. In 2009, he returned to the US, holding CFO roles in Federal Flange Inc. and Sodexo’s Corporate Service division. He later joined ECIG, a publicly traded vaping products company, before serving as COO and CFO of KushCo Holdings Inc. from August 2017 to January 2019, and as president of Ignite International Inc. until December 2019. Most recently, he has provided consultancy services to several companies, including UMBRLA, Inc., Redbird Bioscience, Cars & Credit Master, Abstrax Tech Inc., and Thought Leaders, Inc., focusing on the heated tobacco sector. Jim holds a B.S. in Finance and Accounting from Eastern Illinois University (1988) and an MBA from Southern Illinois University Edwardsville (1992). He is also a Certified Public Accountant (CPA), Certified Management Accountant (CMA), and Certified Internal Auditor (CIA), though currently inactive.

Senior Vice President of International Nicotine John Patterson

John Patterson brings more than 25 years of extensive experience in the tobacco and next-generation nicotine categories, spanning both US domestic and international markets, notably in the UK and the EU. Beginning his career at Altria, John has since held pivotal roles across Europe for Philip Morris International, NJOY and most recently Juul Labs, where he served as Senior Director and Country Manager for the United Kingdom. As a dynamic and thoughtful leader, John boasts over two decades of experience surpassing commercial targets and driving sales growth while effectively managing costs. With a keen strategic mindset and strong operational acumen, he has navigated diverse countries, cultures and trade sectors, successfully turning around struggling brands and establishing credible start-ups.

Senior Vice President of Cannabis Product Sales Dennis Lider

With more than 20 years of CPG sales leadership experience, Dennis Lider joins Ispire, boasting over a decade of executive leadership in revenue management. Since 2019, he has held senior-level positions with publicly traded cannabis companies, overseeing wholesale, retail, and distribution sales functions. Dennis brings a wealth of experience in international market expansions, corporate business development, global sales management, and channel diversification. He will be based in FL, ensuring that the east coast growth aligns with the success Ispire has achieved with its west coast legacy partners.

Senior Vice President of Operations David Hessler

David Hessler, Senior Vice President of Operations, began his career in California’s shipping industry after graduating from Georgetown University’s School of Foreign Service. His journey led him to Moscow in 1992, where he spent two decades in the global cigarette industry with PMI and JTI. At JTI’s Global Supply Chain organization, David led its Global Customer Service Department in Geneva, Switzerland, managing operations across 190 markets with over 5000 SKUs. He also oversaw Asia-Pacific supply chain and manufacturing functions, including JTI Petro in St. Petersburg, Russia, the world’s largest cigarette factory outside China, producing 87 billion cigarettes annually valued at over $5 billion. In 2017, David transitioned to the cannabis industry, serving as President Manufacturing at Grupo Flor in Salinas, CA. Recently, he was CEO at Swiss Tech Labs in Montreux, Switzerland, exclusive European supplier of CBD products to Oettinger Davidoff AG of Basel, a leading luxury cigar manufacturer.

About Ispire Technology Inc.

Ispire is engaged in the research and development, design, commercialization, sales, marketing, and distribution of branded e-cigarettes and cannabis vaping products. The Company’s operating subsidiaries own or license more than 500 patents received or filed globally. Ispire’s tobacco products are marketed under the Aspire brand name and are sold worldwide (except in the U.S., People’s Republic of China and Russia) primarily through its global distribution network. The Company’s cannabis products are marketed under the Ispire brand name primarily on an original design manufacturer (ODM) basis to other cannabis vapor companies. Ispire sells its cannabis vaping hardware only in the U.S., and it recently commenced its marketing activities in Canada and Europe. For more information, visit www.ispiretechnology.com or follow Ispire on Instagram, LinkedIn, Facebook, Twitter and YouTube.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements include, but are not limited to, risks and uncertainties including those regarding: the Company’s ability to collect its accounts receivable in a timely manner, the Company’s business strategies, the ability of the Company to market to the Ispire ONE™, Ispire ONE™’s success if meeting its goals, the ability of its customers to derive the anticipated benefits of the Ispire ONE™ and the success of their products on the markets; the Ispire ONE™ proving to be safe, and the risk and uncertainties described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note on Forward-Looking Statements” and the additional risk described in Ispire’s Annual Report on Form 10-K for the year ended June 30, 2023 and any subsequent filings which Ispire makes with the U.S. Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the press release relate only to events or information as of the date on which the statements are made in the press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Investor Relations and Media Contacts:

For more information, kindly contact:

Investor Relations Contact:

Phil Carlson
ispire@kcsa.com

Media Contact:

Ellen Mellody
570-209-2947
ispire@kcsa.com

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